Rockley Photonics Appoints Healthcare Industry Veteran Richard A. “Randy” Meier President and Chief Financial Officer 10/20/2022 Meier to focus on driving cash-efficient performance and enabling commercial production ramp OXFORD, England & PASADENA, Calif.--(BUSINESS WIRE)-- Rockley Photonics Holdings Limited (NYSE: RKLY) (“Rockley”), a global leader in photonics-based health monitoring and communications solutions, today announced the appointment of Richard A. “Randy” Meier as president and chief financial officer (CFO), effective immediately. Meier will shape Rockley’s financial and commercialization strategies, and lead its finance, supply chain, quality, regulatory and compliance functions. An accomplished finance and operations leader with a rich background in healthcare therapeutics and medical devices, Meier joins Rockley from Intersect ENT, a leading global ear, nose, and throat (ENT) medical technology company, where he served as EVP and CFO. Meier was instrumental in the 2022 sale of the company to Medtronic. Meier previously served as president-international, EVP and CFO of Owens & Minor, Inc., a global healthcare solutions company, EVP and CFO of Teleflex, Inc., a provider of specialty medical devices, and as president and chief operating officer of Advanced Medical Optics, Inc., which was acquired by Abbott Laboratories. He is currently lead independent director at BioMarin Pharmaceuticals, Inc., and a supervisory board member at Syntellix AG. Dr. Andrew Rickman, chairman and chief executive officer of Rockley, said, “Randy is highly regarded within the US medical technology industry, and I am pleased that he has decided to join our team. He is a proven executive with an exemplary track record of financial and commercial performance. Randy’s leadership will be important in advancing our financial and commercial strategies, helping us drive a successful production ramp up and the commercialization of our biosensing solution.” Randy Meier, president and chief financial officer of Rockley, commented, “I am excited to join Rockley and work closely with Andrew and the executive team in securing the company’s leadership in biosensing for the medtech and consumer wearables markets. I believe the Company has significant potential and I’m looking forward to contributing to its success. I am confident that my financial and healthcare market experience and expertise can bring immediate and long-term value to the company’s mission.” About Rockley Photonics A global leader in photonics-based health monitoring and communications solutions, Rockley Photonics is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications. Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market. To learn more about Rockley, visit rockleyphotonics.com. Cautionary Note Regarding Forward-Looking Statements

Statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “accelerate,” “advance,” “anticipate,” “believe,” “can,” “capability,” “continue,” “could,” “develop,” “enable,” “enhance”, “estimate,” “eventual,” “expand, “expect,” “focus,” “forward,” “future,” “goal,” “ground- breaking” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “vision,” “will,” “would” or other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the anticipated benefits of the appointment of Mr. Meier to serve as our president and chief financial officer, including his importance to driving our financial and commercial strategies, helping us drive a successful production ramp up and the commercialization of our biosensing solution; and (b) our ability to secure leadership in biosensing for the medtech and consumer wearables markets. Forward-looking statements are subject to several risks, assumptions, and uncertainties (many of which are beyond Rockley’s control) that may cause actual results or performance to differ materially from those expressed or implied by these forward- looking statements. These risks, assumptions, and uncertainties include, but are not limited to, the factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, and in other documents we file with the Securities and Exchange Commission. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting Rockley will be those that have been anticipated. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof and Rockley does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law. Media Debra Raine Rainemakers Telephone: +1 415-349-7432 Email: rockleyphotonics@rainemakers.com Investors Gwyn Lauber Rockley Photonics Telephone: +1 626-995-0001 Email: investors@rockleyphotonics.com